Prospectus
December 21, 2020, as revised October 12, 2021

Invesco Exchange-Traded Fund Trust II
BKLN	Invesco Senior Loan ETF	NYSE Arca, Inc.
Effective January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer to be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Senior Loan ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%

Other Expenses	0.00%

Acquired Fund Fees and Expenses(1)	0.02%

Total Annual Fund Operating Expenses	0.67%

Fee Waiver and/or Expense Reimbursement(2)	0.02%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.65%

(1) Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
(2) Through August 31, 2023, Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate. This waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by the Fund. The waiver does not apply to the Fund’s investment of cash collateral received for securities lending. The Adviser cannot discontinue this waiver prior to its expiration.
Example.This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses for periods thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$66	$212	$371	$833
Portfolio Turnover.The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 107% of the average value of its portfolio.
Principal Investment Strategies
The Fund generally will invest at least 80% of its total assets in the components of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures. S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which tracks the market value weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. The Adviser and the Fund’s sub-adviser, Invesco Senior Secured Management, Inc. (the “Sub-Adviser”), define senior loans to include loans referred to as leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities (“borrowers”). These borrowers operate in a variety of industries and geographic regions, including foreign countries.
Senior loans often are issued in connection with recapitalizations, acquisitions, leveraged buyouts and re-financings. Senior loans typically are structured and administered by a financial institution that acts as agent for the lenders in the lending group. The Fund generally will purchase loans from banks or other financial institutions through assignments or participations. The Fund may acquire a direct interest in a loan from the agent or another lender by assignment or an indirect interest in a loan as a participation in another lender’s portion of a loan. The Fund generally will sell loans it holds by way of an assignment, but may sell participation interests in such loans at any time to facilitate its ability to fund redemption requests.
To be included in the Underlying Index, leveraged loans must be denominated in U.S. dollars and must have a minimum initial term of one year and a minimum par amount of $50 million. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Underlying Index may include, and the Fund may acquire and retain, loans of borrowers that are in default.
As of August 31, 2020, the Underlying Index was comprised of 100 constituents.
The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.
Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.
Changing U.S. Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) keeping the federal funds rates at, near or below zero. In recent years, the FRB and other foreign central banks began “tapering” their quantitative easing programs, leading to fluctuations in the Federal Funds Rate. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund's investments and share price may decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Collateral Securities Risk. The Fund may invest in money market funds to provide liquidity or to accommodate unusually large cash inflows or redemptions. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds may not have the value of their investments remain at $1.00 per share; it is possible to lose money by investing in a money market fund.
COVID-19 Risk. The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, the Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
LIBOR Transition Risk. The Fund invests in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is currently anticipated that LIBOR will cease to be published after that time. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used U.S. dollar LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.
Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”).
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Non-Investment Grade Securities Risk. All or a significant portion of the loans in which the Fund will invest may be determined to be non-investment grade loans that are considered speculative. The Fund also may invest in junk bonds. Non-investment grade loans and bonds, and unrated loans and bonds of comparable credit quality are subject to the increased risk of a borrower’s or issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the borrower of lower-rated loans or issuer of lower-rated bonds defaults, the Fund may incur additional expenses to seek recovery.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Prepayment Risk. The ability of the borrower of a loan to repay principal prior to maturity can limit the potential for gains by the Fund. During periods of declining interest rates, the borrower of a loan may exercise its option to prepay principal earlier than scheduled, forcing the Underlying Index, and therefore the Fund, to replace such a loan with a lower yielding loan. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning. Reinvestment risk is greater during periods of declining interest rates, as prepayments often occur faster. It is related to call risk, since issuers of callable securities with high interest coupons may call their bonds before their maturity date. This may require the Fund to reinvest the proceeds at an earlier date, and it may be able to do so only at lower yields, thereby reducing its return.
Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Default in the payment of interest or principal on a loan will result in a reduction in its value. Although the loans in which the Fund may invest generally are secured by specific collateral, there can be no assurance that such collateral will satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, access to the collateral may be limited by bankruptcy or other insolvency loans. There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods, any of which may impair the ability to sell loans within a desired time frame or at an acceptable price. Extended trade settlement periods for certain loans may result in cash not being immediately available upon sale of the loan. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment may be adversely affected. Many loans are not registered with the SEC or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.
Risk of Investing in Loans to Non-U.S. Borrowers. The Fund may invest all or a portion of its assets in loans of non-U.S. borrowers. The Fund’s investments in loans of non-U.S. borrowers may be affected by political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign borrowers may be subject to less regulation resulting in less publicly available information about the borrowers.
Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any setoff between the lender and the borrower.
Sampling Risk. The Fund's use of a representative sampling approach may result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower's obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.
Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the SEC or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries.
There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods, any of which may impair the Fund's ability to sell loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods for certain loans may result in cash not being immediately available to the Fund upon sale of the loan. As a result, the Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations.
When Issued and Delayed Delivery Transactions Risk. The Fund may also purchase and sell interests in senior loans and other portfolio securities on a when issued and delayed delivery basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date that the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in senior loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, liquid securities or liquid senior loans having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring interests or securities for the Fund’s portfolio consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund’s assets which may be used to acquire securities on a when issued or delayed delivery basis.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ending	Returns
Year-to-date	September 30, 2020	-1.68%
Best Quarter	March 31, 2019	4.43%
Worst Quarter	December 31, 2018	-3.92%

Average Annual Total Returns for the Periods Ended December 31, 2019
After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Inception Date	1 Year	5 Years	Since Inception
Return Before Taxes	03/03/11	8.83%	3.23%	3.32%
Return After Taxes on Distributions		6.72%	1.44%	1.55%
Return After Taxes on Distributions and Sale of Fund Shares		5.19%	1.65%	1.76%

S&P/LSTA U.S. Leveraged Loan 100 Index (reflects no deduction for fees, expenses or taxes)		10.65%	4.14%	3.97%

S&P/LSTA Leveraged Loan Index(1) (reflects no deduction for fees, expenses or taxes)		8.64%	4.45%	4.27%

Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		8.72%	3.05%	3.54%

(1)
Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Bloomberg U.S. Aggregate Bond Index to the S&P/LSTA Leveraged Loan Index, as the S&P/LSTA Leveraged Loan Index more closely reflects the performance of the types of securities in which the Fund invests.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”)
Investment Sub-Adviser: Invesco Senior Secured Management, Inc. (the “Sub-Adviser”)
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Head of Equities and Director of Portfolio Management of the Adviser; Vice President of the Trust	March 2011

Gary Jones	Portfolio Manager of the Adviser	January 2012

Scott Baskind	Head of Global Senior Loans and Chief Investment Officer of the Sub-Adviser	March 2011

Seth Misshula	Head Trader and Portfolio Manager of the Sub-Adviser	February 2014

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund generally will invest at least 80% of its total assets in the components that comprise its Underlying Index. The Fund operates as an index fund and is not actively managed. The Fund uses an “indexing” investment approach to seek to track the investment results, before fees and expenses, of its Underlying Index. The Adviser and the Sub-Adviser seek correlation over time of 0.95 or better between the Fund's performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of the Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus its Underlying Index's returns. Because the Fund uses an indexing approach to try to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund, because of the practical difficulties and expense of purchasing all of the securities in the Fund’s Underlying Index, does not purchase all of the securities in its Underlying Index; instead, the Fund utilizes a sampling methodology to seek to achieve its investment objective. A “sampling” methodology means that the Adviser and the Sub-Adviser use a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include duration, maturity, credit quality, yield and coupon. When employing a sampling methodology, the Adviser or Sub-Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in its Underlying Index. However, the Adviser or Sub-Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund's investment objective.

There also may be instances in which the Adviser or Sub-Adviser may choose to (i) overweight or underweight a component of the Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser or Sub-Adviser believes are appropriate to substitute for certain components of the Underlying Index or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index.
The Fund may sell securities included in its Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
Additional information about the construction of the Fund's Underlying Index is set forth below.
S&P/LSTA U.S. Leveraged Loan 100 Index
The Underlying Index consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (“LLI”), which covers more than 1,224 facilities.
Index Eligibility
All syndicated leveraged loans covered by the LLI universe are eligible for inclusion in the Underlying Index. Term loans from syndicated credits must meet the following criteria at issuance to be eligible for inclusion in the LLI:
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Senior secured loan;
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Minimum initial term of one year;
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Minimum initial spread of 125 basis points over LIBOR; and
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U.S.-dollar-denominated.
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US$ 50 million initially funded loans
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The loan must have been bought by an institutional investor that has partnered with Leverage Commentary & Data (LCD), and must currently be in their portfolio
Par Amount Outstanding. Loan facilities included in the Underlying Index are among the largest loan facilities from the LLI universe in terms of par amount outstanding. The minimum par amount for the LLI universe is $50 million.
Domicile. The Underlying Index covers all issuers regardless of origin; however, all facilities must be denominated in U.S. dollars.
2% Loan Cap. At each weekly review, facilities that exceed 2% of the market capitalization weight of the Underlying Index are reduced to 1.90%.
Index Committee
The Underlying Index is rules based. The Index Committee maintains the Underlying Index and is comprised of employees of S&P DJI and LCD. The Index Committee is solely responsible for all matters relating to methodology, maintenance, constituent selection and index procedures. The Index Committee makes decisions based on all available information and discussions are kept confidential to avoid any unnecessary impact on market trading.
Timing of Changes
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Deletions. Facilities are retired when they are no longer priced by LSTA/Thomson Reuters Mark-to-Market Pricing or when the facility is repaid.
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Additions. An index addition is generally made only if a vacancy is created by an index deletion. Index additions are reviewed (and rebalanced, as necessary) on a weekly basis and are made according to par outstanding and overall liquidity. Liquidity is determined by the par outstanding and number of market bids available.
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Rebalancing. The Underlying Index is rebalanced semi-annually to avoid excessive turnover, but reviewed weekly to reflect pay-downs and ensure that the index portfolio maintains 100 loan facilities. At the weekly review, the Index Committee re-weights constituents to maintain the 2% Loan Cap. The Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. The Underlying Index is rebalanced effective after the close of trading on the last business day in June and December. The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.
Cash Transaction Risk. Unlike most ETFs, the Fund effects creations and redemptions principally for cash, rather than principally in-kind because of the nature of the Fund’s investments. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund currently intends to effect redemptions principally for cash, rather than principally for in-kind securities, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind, and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.
Changing U.S. Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the FRB keeping the federal funds rates at, near or below zero. In recent years, the FRB began “tapering” their quantitative easing programs, leading to fluctuations in the Federal Funds Rate. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund's investments and share price may decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase the Fund's portfolio turnover rate and transaction costs.
Collateral Securities Risk. The Fund may invest in money market funds to provide liquidity or to accommodate unusually large cash inflows or redemptions. Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds may not have the value of their investments remain at $1.00 per share; it is possible to lose money by investing in a money market fund.
COVID-19 Risk. The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
Fixed-Income Securities Risk. The Fund invests in fixed-income securities, which are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government. Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, the Fund may be subject to heightened interest rate risk as a result of a rise in interest rates. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s NAV to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Fund’s returns.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund is a “passive” investor and therefore does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular industry or industry group will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders, as well as on required forms filed with the SEC.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
LIBOR Transition Risk. The Fund invests in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is currently anticipated that LIBOR will cease to be published after that time. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used U.S. dollar LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.
Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. In the event that the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or that Shares will continue to meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to the Fund’s NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund), and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying value.
Non-Correlation Risk. The Fund’s returns may not match the returns of its Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling approach, it may result in returns for the Fund that are not as well-correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, its Underlying Index. The Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in its Underlying Index. For tax efficiency purposes, the
Fund may sell certain securities to realize losses, causing it to deviate from its Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of its Underlying Index. However, the Adviser may not fully invest the Fund’s assets at times, either as a result of cash flows into the Fund, to retain a reserve of cash to meet redemptions and expenses, or because of low assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track its Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Non-Investment Grade Securities Risk. The risk of investing in non-investment grade securities is a form of credit risk. Securities that are rated non-investment grade, commonly known as “junk bonds,” and unrated securities of comparable credit quality are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. Non-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of non-investment grade securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on non-investment grade securities will fluctuate. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery. The secondary markets in which non-investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular non-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of the Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of non-investment grade securities.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to a fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. A high portfolio turnover rate also can result in an increase in taxable capital gains distributions to the Fund's shareholders.
Prepayment Risk. The ability of the borrower of a loan to repay principal prior to maturity can limit the potential for gains by the Fund. During periods of declining interest rates, the borrower of a loan may exercise its option to prepay principal earlier than scheduled, forcing the Underlying Index, and therefore the Fund, to replace such a loan with a lower-yielding loan. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.
Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning. Reinvestment risk is greater during periods of declining interest rates, as prepayments often occur faster. This may require the Fund to reinvest the proceeds at an earlier date, and it may be able to do so only at lower yields, thereby reducing its return.
Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most loans go down. When the general level of interest rates goes down, the prices of most loans go up.
Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Loans are subject to varying degrees of credit risk. All or a portion of the loans in which Invesco Senior Loan ETF invests may be non-investment grade, which involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the borrower. Loans rated or deemed to be of below investment grade quality are considered to have speculative characteristics. The value of lower quality loans can be more volatile due to increased sensitivity to adverse borrower, political, regulatory, market or economic developments. These obligations are subject to greater credit risks, including a greater possibility of default or bankruptcy of the borrower. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the NAV of the Fund. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio loans of borrowers that have filed for bankruptcy protection.
Although the loans in which the Fund invests generally are secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency laws and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. As a result, the Fund may not receive payments to which it is entitled.
There is no organized exchange on which loans are traded, and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market, and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, any of which may impair the Fund’s ability to sell loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods for certain loans may result in cash not being immediately available to the Fund upon sale of the loan. As a result, the Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations.
Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it would negatively affect the Fund’s investment. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the SEC or any state securities commission and often are not rated by any nationally recognized rating service. To the extent that a loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. In addition, there is generally less readily available, reliable information about most loans than there is for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be subordinated structurally to obligations of the borrower’s subsidiaries.
From time to time, the occurrence of one or more of the factors described above may create volatility in the markets for debt instruments and decrease the liquidity of the loan market. Such conditions, or other similar conditions, may adversely affect the value of loans, widening spreads against higher-quality debt instruments, and making it harder to sell loans at prices at which they have historically or recently traded, thereby further reducing liquidity.
Risk of Investing in Loans to Non-U.S. Borrowers. The value of the Fund’s investments in loans of non-U.S. borrowers may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign borrowers generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, generally there is less publicly available information about foreign borrowers than about U.S. companies.
Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any setoff between the lender and the borrower.
Sampling Risk. The Fund’s use of a representative sampling approach could result in the Fund holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying

Index. To the extent the assets in the Fund are smaller, these risks will be greater. In addition, by sampling the securities in the Underlying Index, the Fund faces the risk that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's Underlying Index, thereby increasing tracking error.
Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund's NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower's obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.
When Issued and Delayed Delivery Transactions Risk. The Fund may also purchase and sell interests in senior loans and other portfolio securities on a when issued and delayed delivery basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date that the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in senior loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, liquid securities or liquid senior loans having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a when issued or delayed delivery basis.
Non-Principal Investment Strategies
The Fund, after investing at least 80% of its total assets in securities that comprise its Underlying Index, may invest its remaining assets in securities (including other funds) not included in its Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options and options on futures contracts. The Fund may use options, futures contracts, convertible securities and structured notes to seek performance that corresponds to its Underlying Index and to manage cash flows. The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to, and deletions from, the Fund’s Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund has entered into a committed, unsecured line of credit with a syndicate of lending banks that allows the Fund to borrow an amount up to 33-1/3% of its assets for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The Fund bears any interest expenses associated with the line of credit. The Adviser pays the set-up fees and the commitment fee based on the amount of the commitment that has not been utilized.
In accordance with 1940 Act rules, the Fund has adopted a policy to invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in the particular types of securities, and/or in securities of companies in the particular industries, countries or geographical regions, that are suggested by the Fund’s name (the “80% investment policy”). The Fund considers the securities suggested by its name to be those securities that comprise its Underlying Index. Therefore, the Fund anticipates meeting its 80% investment policy because it already generally invests at least 80% of its total assets in securities that comprise its Underlying Index, in accordance with its principal investment strategies.
The Fund’s investment objective and the 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust II (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The following provides additional risk information regarding investing in the Fund.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities.
Cybersecurity Risk. The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, such as futures and options. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the Fund uses derivatives to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of its Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within its Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of its Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Leverage Risk. To the extent that the Fund borrows money in the limited circumstances described under “Non-Principal Investment Strategies” above, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees and redemption gates for use in times of market stress. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in its Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or an index at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Options can offer large amounts of leverage, which may result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. The purchase of put or call options could be based upon predictions as to anticipated trends; such predictions could prove to be incorrect resulting in loss of part or all of the premium paid. The risk of trading uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. The risk of loss in trading futures contracts potentially is unlimited.
The Fund must segregate liquid assets or take other appropriate measures to “cover” open positions in futures contracts. For futures contracts that do not cash settle, the Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Shares May Trade at Prices Different than NAV. The NAV of the Shares generally will fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the exchange on which the Fund trades. The Adviser cannot predict whether the Shares will trade below, at, or above the Fund’s NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities in the Fund’s Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally for cash in Creation Units at each day’s next calculated NAV. Because the Fund will create and redeem shares principally in cash, investments in the Fund’s shares will not typically gain the tax-advantaged benefits associated with exchange-traded funds that create and redeem shares principally in-kind. Such in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, and exchange-traded funds that do not effect transactions principally in-kind, redemptions can have an adverse tax impact on taxable shareholders because the Fund may need to sell portfolio securities to obtain cash to meet redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the Fund, whereas an in-kind redemption mechanism generally will not lead to a taxable event for the Fund (to the extent it uses in-kind redemptions) or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in its Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this Prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively

Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust and Invesco India Exchange-Traded Fund Trust, a family of ETFs, with combined assets under management of $116.3 billion as of October 31, 2020.
Invesco Senior Secured Management, Inc. serves as the investment sub-adviser for the Fund. The Sub-Adviser is a registered investment adviser and is a subsidiary of Invesco Ltd., the parent company of the Adviser.
Subject to the supervision of the Adviser and the Board, the Sub-Adviser is responsible for the investment management of the Fund. The Sub-Adviser's principal business address is located at 225 Liberty Street, New York, New York 10281, and has acted as an investment adviser since 1992. In addition, the Sub-Adviser serves as an investment adviser to the Invesco mutual funds with combined assets under management of approximately $9.4 billion as of October 31, 2020.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust and for oversight of the Sub-Adviser.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund and in overseeing the Sub-Adviser’s investment activities. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Gary Jones, Scott Baskind and Seth Misshula (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Head of Equities and Director of Portfolio Management of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since March 2011. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Gary Jones, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since January 2012. He has been responsible for the management of certain funds in the Invesco family of ETFs since January 2012 and has been associated with the Adviser since 2010.
The Adviser has overall responsibility for the general management and administration of the Fund. The Adviser oversees the Sub-Adviser’s investment of the Fund’s assets. Investment decisions for the Fund are made by investment management teams at the Sub-Adviser. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s investments:
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Scott Baskind, Head of Global Senior Loans and Chief Investment Officer for the Senior Secured Bank Loan Group of the Sub-Adviser, has been responsible for the management of the Fund since March 2011 and has been associated with the Sub-Adviser and/or its affiliates since 1999.
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Seth Misshula, Head Trader and Portfolio Manager for the Senior Secured Bank Loan Group of the Sub-Adviser, has been responsible for the management of the Fund since February 2014 and has been associated with the Sub-Adviser and/or its affiliates since 2005.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual unitary management fee equal to 0.65% of its average daily net assets.
Out of the Fund's unitary management fee, the Adviser pays substantially all expenses of the Fund, including payments to the Sub-Adviser,the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), litigation expenses, Acquired Fund Fees and Expenses, if any, and other extraordinary expenses. The Adviser also pays out of the unitary management fee the set-up fees and commitment fees associated with the line of credit.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. These waivers do not apply to the Fund's investment of cash collateral received for securities lending. These waivers are in place through at least August 31, 2023, and there is no guarantee that the Adviser will extend them past that date.
The Adviser has entered into an Investment Sub-Advisory Agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at 40% of the Adviser's compensation of the sub-advised assets of the Fund.
A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund will be available in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2021.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “BKLN.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within two days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares of the Fund occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of the Shares of the Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund.
In recognition of the nature of the Fund’s investments and that Shares of the Fund are purchased and redeemed in Creation Units principally for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Fund, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (RIC) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A higher portfolio turnover rate (a measure of how frequently assets within the Fund are bought and sold) is more likely to generate short-term capital gains than a lower portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Should the Fund invest primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

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Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (FATCA), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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If the Fund invests in an underlying fund taxed as a RIC, please see any relevant section below for more information regarding the Fund’s investment in such underlying fund.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNYM”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. All valuations are subject to review by the Trust’s Board or its delegate.
In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they will be valued at the last trade price or official closing price on the exchanges on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Debt obligations (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value debt securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. Swaps generally are valued using pricing provided from independent pricing services. Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. The Adviser may use various pricing services or discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available, or the Adviser determines that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. If the Fund holds securities that are primarily listed on foreign exchanges, the value of such securities may change on days when you will not be able to purchase or sell Shares. In addition, if the Fund seeks to track an index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by that index, which may increase the Fund’s tracking error.

Fund Service Providers
BNYM, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.

Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report for the fiscal year ended August 31, 2020, which is available upon request.

	Years Ended August 31,		Ten Months Ended August 31, 2018	Years Ended October 31,
	2020	2019		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$22.57	$23.11	$23.15	$23.16	$23.05	$24.43
Net investment income(a)	0.93	1.07	0.77	0.82	0.99	0.92
Net realized and unrealized gain (loss) on investments	(0.88)	(0.53)	(0.08)	(0.02)	0.15	(1.39)
Total from investment operations	0.05	0.54	0.69	0.80	1.14	(0.47)
Distributions to shareholders from:
Net investment income	(0.91)	(1.12)	(0.74)	(0.82)	(0.99)	(0.92)
Return of capital	-	(0.02)	-	-	(0.08)	(0.00)(b)
Total distributions	(0.91)	(1.14)	(0.74)	(0.82)	(1.07)	(0.92)
Transaction fees(a)	0.11	0.06	0.01	0.01	0.04	0.01
Net asset value at end of period	$21.82	$22.57	$23.11	$23.15	$23.16	$23.05
Market price at end of period(c)	$21.91	$22.61	$23.05	$23.12	$23.19	$23.01
Net Asset Value Total Return(d)	0.80%	2.68%	3.07%	3.54%	5.32%	(1.96)%
Market Price Total Return(d)	1.05%	3.15%	2.93%	3.27%	5.64%	(1.89)%
Ratios/Supplemental Data:
Net assets at end of period (000's omitted)	$4,499,824	$4,401,945	$7,378,227	$8,763,831	$6,458,747	$4,808,978
Ratio to average net assets of:
Expenses, after Waivers	0.63%(e)	0.64%(e)	0.63%(e)(f)	0.63%(e)	0.64%	0.65%(e)
Expenses, prior to Waivers	0.65%(e)	0.65%(e)	0.65%(e)(f)	0.65%(e)	0.65%	0.65%(e)
Net investment income	4.22%	4.66%	3.99%(f)	3.52%	4.33%	3.82%
Portfolio turnover rate(g)	107%	78%	74%	71%	81%	43%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests.
Estimated investment companies' expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies' expenses that the Fund bears indirectly is included in the Fund's total return.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.
S&P Dow Jones Indices LLC® is the Index Provider for the Underlying Index. The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC®, or any of its affiliates or third party licensors, and none of such parties make any representation regarding the advisability of investing in the Fund. The Underlying Index is a trademark of the Index Provider and has been licensed for use for certain purposes by the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price, and amount of the Shares in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR
WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Section 12(d)(1) of the 1940 Act restricts investments by investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act) in the securities of other investment companies. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into a participation agreement with the Trust on behalf of the Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, the Fund is permitted, pursuant to another SEC exemptive order that the SEC has issued to the Trust, to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in that order. If the Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the Prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust II c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21977.

Invesco Exchange-Traded Fund Trust II
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-BKLN-PRO-1	800.983.0903 @InvescoETFs